UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2026
CORMEDIX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34673	20-5894890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

389 Interpace Parkway, Suite 450 Parsippany, NJ	07054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (908) 517-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	CRMD	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm

On June 25, 2026, the Audit Committee of the Board of Directors of CorMedix Inc. (the “Company”) approved the decision to change its independent registered public accounting firm and dismissed CBIZ CPAs P.C. (“CBIZ CPAs ”) as the Company’s independent registered public accounting firm.

As previously disclosed in a Current Report on Form 8-K filed on April 22, 2025, on April 17, 2025 Marcum LLP was dismissed, and CBIZ CPAs was appointed, as the Company’s independent registered public accounting firm as a result of the acquisition by CBIZ CPAs of the Marcum LLP attest business. The report of CBIZ CPAs on the Company’s financial statements as of and for the fiscal year ended December 31, 2025 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

From April 17, 2025 and through June 25, 2026, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with CBIZ CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CBIZ CPAs, would have caused CBIZ CPAs to make reference thereto in connection with CBIZ CPAs’ reports, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for:

• The material weakness in the Company’s internal control over financial reporting as initially reported in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2026, related to the operational effectiveness of an internal control to ensure adequate and timely review of significant, non-routine transactions.

The above reportable event was discussed between the Audit Committee and CBIZ CPAs. CBIZ CPAs has been authorized by the Company to respond fully to the inquiries of Ernst & Young LLP (“EY”), the successor independent registered public accounting firm, concerning this reportable event.

The Company provided CBIZ CPAs with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that CBIZ CPAs furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in this Item 4.01(a). A copy of CBIZ CPAs’ letter, dated July 1, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On June 25, 2026, the Audit Committee approved the appointment of EY as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2026. During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through June 25, 2026, neither the Company nor anyone acting on its behalf consulted with EY regarding any of the matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of CBIZ CPAs CPAs P.C. dated July 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

7/1/2026	By:	/s/ Susan Blum
	Name:	Susan Blum
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
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